Exhibit 10.1

AMENDMENT NO. 7 TO CREDIT AGREEMENT

This Amendment No. 7 (this “Amendment”) to the Credit Agreement, dated as of September 30, 2005 (as amended by Amendment No. 1, dated as of June 14, 2006 and Amendment No. 2, dated October 31, 2006, and subject to a Consent and Waiver No. 3, dated as of October 31, 2006, Waiver No. 4, dated as of March 30, 2007, and Amendment No. 5, dated as of August 31, 2007, Waiver No. 6, dated as of September 25, 2007 the “Credit Agreement”), and entered into by and among Duff & Phelps, LLC (the “Borrower”), Duff & Phelps Acquisitions, LLC, as one of the guarantors (“Holdings”), the persons designated as “Lenders” on the signature pages hereto (the “Lenders”) and General Electric Capital Corporation, in its capacity as Administrative Agent (the “Administrative Agent”) for its own benefit and the benefit of the Lenders, is dated as of October 4, 2007 and entered into by and among Borrower, the other Loan Parties signatory hereto, the Lenders signatory hereto and Administrative Agent.

R E C I T A L S:

WHEREAS, the parties hereto wish to amend the Credit Agreement on the terms and conditions hereof; and

WHEREAS, Section 11.1(a) of the Credit Agreement requires the written consent of the Required Lenders and the Borrowers to certain amendments to the Credit Agreement; and

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and subject to the terms and conditions hereof the Borrowers, the Loan Parties signatory hereto, the Lenders whose signatures appear below and the Administrative Agent agree as follows:

Section 1.

DEFINITIONS

1.1           Defined Terms.  Unless otherwise provided all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

Section 2.

AMENDMENT

2.1           Amendments.  Subject to the satisfaction of the conditions set forth in Section 3, the Credit Agreement is hereby amended as follows:

(a)           Section 1.1 of the Credit Agreement is amended by deleting the definition of “Capital Expenditures” in its entirety and replacing it with the following:

“Capital Expenditures” means, for any Person for any period, the aggregate of all expenditures, whether or not made through the incurrence of Indebtedness, by such Person and its Subsidiaries during such period for the acquisition, leasing (pursuant to a Capital Lease), construction, replacement, repair, substitution or improvement of fixed or capital assets or additions to equipment, in each case required to be capitalized under GAAP on a Consolidated balance sheet of such Person, excluding (a) interest capitalized during construction, (b) any expenditure to the extent, for purpose of the definition of Permitted Acquisition, such expenditure is part of the aggregate amounts payable in connection with, or other consideration for, any Permitted Acquisition consummated during or prior to such period, (c) any expenditure that is part of a Permitted Reinvestment and (d) any furniture and equipment expenditures (including, without limitation, computer equipment) in an individual amount less than $1,000, to the extent that such expenditure reduces Consolidated EBITDA for such period. In the event that such Person receives reimbursement of an expenditure that has been included as a Capital Expenditure under this definition from a lessor as an incentive in connection with an operating lease between such Person and such lessor, the amount of Capital Expenditures for the period in which such reimbursement occurs shall be reduced (but not below zero) by the amount of such reimbursement.

(b)           Section 5.3 of the Credit Agreement is amended, effective as of August 15, 2007, by deleting the phrase “$6,000,000” from the grid contained therein and replacing it with the phrase “an amount equal to 3% of the revenues before client reimbursables generated by the Borrower and its Subsidiaries for such Fiscal Year”.

Section 3.

CONDITIONS TO EFFECTIVENESS

The amendments provided in Section 2.1 shall become effective on the date (the “Effective Date”) that the following conditions have been satisfied in full or waived by the Required Lenders:

(a)           Administrative Agent shall have received one or more counterparts of this Amendment No. 7 executed and delivered by the Loan Parties, the Required Lenders and Administrative Agent; and

(b)           There shall be no continuing Default or Event of Default and the representations and warranties of the Loan Parties contained in the Loan Documents, shall be true and correct in all material respects as of the Effective Date or such other specific date as of which any such representation or warranty is by its terms made; and

(c)           Administrative Agent shall have received in immediately available funds, for the benefit of each of those Lenders that shall have executed and delivered this Amendment No. 7 on or prior to 5:00 pm New York time on September 25, 2007, an amount equal to .05% of such Lender’s Commitment as of such date.

Section 4.

LIMITATION ON SCOPE

Except as expressly amended hereby, the Loan Documents shall remain in full force and effect in accordance with their respective terms.  The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be waivers of, amendments of, consents to or modifications of any term or provision of the Loan Documents or any other document or instrument referred to therein or of any transaction or further or future action on the part of any Loan Party requiring the consent of Administrative Agent or Lenders except to the extent specifically provided for herein.  Administrative Agent and Lenders have not and shall not be deemed to have waived any of their respective rights and remedies against any Loan Party for any existing or future Defaults or Events of Default.

Section 5.

MISCELLANEOUS

(a)           Each Loan Party hereby represents and warrants as follows:

(i)            this Amendment No. 7 has been duly authorized and executed by such Loan Party and the Credit Agreement, as amended by this Amendment No. 7 is the legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except as (1) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights of creditors in general and (2) the availability of equitable remedies may be limited by equitable principles of general applicability; and

(ii)           Such Loan Party repeats and restates the representations and warranties of such Loan Party contained in the Credit Agreement as of the Effective Date, except to the extent such representations and warranties relate to a specific date; provided that references to the “Credit Agreement” or “this Agreement” in such representations and warranties shall be deemed to be references to the Credit Agreement as amended pursuant to this Amendment No. 7.

(b)           This Amendment No. 7 is being delivered in the State of New York.

(c)           Each Loan Party hereby ratifies and confirms that the Credit Agreement as amended hereby remains in full force and effect.

(d)           Each Loan Party agrees that all Loan Documents, as amended hereby or otherwise amended in connection herewith, remain in full force and effect notwithstanding the execution and delivery of this Amendment No. 7 and all other Loan Documents and that nothing contained in this Amendment No. 7 shall constitute a defense to the enforcement of any Loan Document.

(e)           This Amendment No. 7 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

(f)            All references in the Loan Documents to the “Credit Agreement” and in the Credit Agreement as amended hereby to “this Agreement,” “hereof,” “herein” or the like shall mean and refer to the Credit Agreement as amended by this Amendment No. 7 (as well as by all subsequent amendments, restatements, modifications and supplements thereto).

(g)           This Amendment is a “Loan Document” and each of the following provisions of the Credit Agreement is hereby incorporated herein by this reference with the same effect as though set forth in its entirety herein, mutatis mutandis, and as if “this Agreement” in any such provision read “this Amendment No. 7”: Section 12.13 (Governing Law), Section 12.14 (Jurisdiction), Section 12.15 (Waiver of Jury Trial) and Section 12.16 (Severability).

[Signature page is next page]

Witness the due execution hereof by the respective duly authorized officers of the undersigned of this Amendment No. 7 to the Credit Agreement as of the date first written above.

DUFF & PHELPS, LLC
as Borrower

By		/s/ Jacob Silverman
	Name:	Jacob Silverman
	Title:	CFO

DUFF & PHELPS ACQUISITIONS, LLC as Holdings

By		/s/ Jacob Silverman
	Name:	Jacob Silverman
	Title:	CFO

GENERAL ELECTRIC CAPITAL CORPORATION,
as Administrative Agent, L/C Issuer, and Lender

By		/s/ Chris J. Fowler
	Name:	Chris J. Fowler
	Title:	Its duly authorized signatory

LASALLE BANK ASSOCIATION, as Syndication Agent and a Lender

By		/s/ Emily Eigel
	Name:	Emily Eigel
	Title:	Vice President

GOLUB CAPITAL CP FUNDING LLC,
as a Lender

By		/s/ Gregory A. Robbins
	Name:	Gregory A. Robbins
	Title:	Principal

GOLUB CAPITAL MASTER FUNDING LLC,
as a Lender

By		/s/ Gregory A. Robbins
	Name:	Gregory A. Robbins
	Title:	Principal

GOLUB CAPITAL PARTNERS FUNDING 2007-1 LTD.,
as a Lender

By:	GOLUB CAPITAL INCORPORATED,
as Servicer

By		/s/ Gregory A. Robbins
	Name:	Gregory A. Robbins
	Title:	Principal

GOLUB INTERNATIONAL LOAN LTD. I,
as a Lender

By:	GOLUB CAPITAL INTERNATIONAL
MANAGEMENT LLC, as Collateral Manager

By		/s/ Gregory A. Robbins
	Name:	Gregory A. Robbins
	Title:	Principal

GOLUB CAPITAL MANAGEMENT CLO 2007-1 LTD,
as a Lender

By:	GOLUB CAPITAL MANAGEMENT LLC,
as Collateral Manager

By		/s/ Gregory A. Robbins
	Name:	Gregory A. Robbins
	Title:	Principal

SOVEREIGN BANK, as a Lender

By		/s/ Christine Gerula
	Name:	Christine Gerula
	Title:	Senior Vice President

ING CAPITAL LLC, as a Lender

By		/s/ Lawrence P. Eyink
	Name:	Lawrence P. Eyink
	Title:	Director

CONSENT AND REAFFIRMATION

The undersigned (“Guarantor”) hereby (i) acknowledges receipt of a copy of the foregoing Amendment No. 7; (ii) consents to Borrower’s execution and delivery thereof and approves and consents to the transactions contemplated thereby; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify or diminish in any respect whatsoever its obligations under the Guaranty and the other Loan Documents to which it is a party and reaffirms that such Guaranty is and shall continue to remain in full force and effect.  This acknowledgement by the Guarantor is made and delivered to induce Agent and Lenders to enter into Amendment No. 7, and the Guarantor acknowledges that Agent and Lenders would not enter into Amendment No. 7 in the absence of the acknowledgements contained herein.  Although Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, Guarantor understands that Agent and Lenders have no obligation to inform Guarantor of such matters in the future or to seek Guarantor’s acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such a duty.  Capitalized terms used herein without definition shall have the meanings given to such terms in the Amendment No. 7 to which this Consent is attached or in the Credit Agreement referred to therein, as applicable.

IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of Amendment No. 7.

DUFF & PHELPS ACQUISITIONS, LLC
as Holdings

By		/s/ Jacob Silverman
	Name:	Jacob Silverman
	Title:	CFO